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Exhibit 10.38

THIRD AMENDMENT
TO
$100,000,000 SENIOR UNSECURED REVOLVING CREDIT AGREEMENT

        This Third Amendment to $100,000,000 Senior Unsecured Revolving Credit Agreement ("Third Amendment") is entered into as of the 22nd day of March, 2002, by and between WELLS FARGO BANK, N.A, for its own benefit as a Lender (in that capacity sometimes referred to as "Wells Fargo") and, as agent for the benefit of the present and future Lenders (in that capacity "Agent"), HARRIS TRUST AND SAVINGS BANK, as a Lender, U.S. BANK NATIONAL ASSOCIATION, as a Lender, THE BANK OF TOKYO-MITSUBISHI, LTD., as a Lender, and BANK OF AMERICA, N.A., as a Lender (collectively, the "Lenders") and CH2M HILL COMPANIES, LTD., an Oregon corporation, as a Borrower, CH2M HILL, INC., a Florida corporation, as a Borrower, OPERATIONS MANAGEMENT INTERNATIONAL, INC., a California corporation, as a Borrower and CH2M HILL INDUSTRIAL DESIGN CORPORATION, an Oregon corporation, as a Borrower (collectively, the "Borrowers").

R E C I T A L S

        A.    The Borrowers and the Lenders have entered into that certain $100,000,000 Senior Unsecured Revolving Credit Agreement dated as of June 18, 1999, as amended by that certain First Amendment to $100,000,000 Senior Unsecured Revolving Credit Agreement dated as of October 2, 2000 and that certain Second Amendment to $100,000,000 Senior Unsecured Revolving Credit Agreement dated as of July 12, 2001 (as further amended, modified or supplemented from time to time, the "Credit Agreement").

        B.    The Borrowers have terminated the Commercial Paper Facility as of the date hereof.

        C.    The Borrowers have requested that the Lenders amend the Credit Agreement in order to (1) reflect the termination of the Commercial Paper Facility, and (2) modify the definition of Maximum Amount of Credit.

A G R E E M E N T

        For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

        1.    Amendment to Credit Agreement.    Upon satisfaction of the conditions set forth in Section 2 of this Third Amendment, the Credit Agreement shall be amended as of the date hereof as follows:

          1.1    Definition of Commercial Paper Documents.    The definition of Commercial Paper Documents is hereby deleted in its entirety.

          1.2    Definition of Commercial Paper Facility.    The definition of "Commercial Paper Facility" is hereby deleted in its entirely.

          1.3    Subsection 2.1.2.    Subsection 2.1.2 (a) of the Credit Agreement is hereby amended in its entirety to read as follows:

            (a)  $125,000,000, or

          1.4    Section 2.7.    Section 2.7 of the Credit Agreement is hereby amended in its entirety to read as follows:

            Intentionally Omitted.

          1.5    Subsection 8.1.8.    Subsection 8.1.8 of the Credit Agreement is hereby deleted in its entirety.

          1.6    Subsection 9.10.8.    Subsection 9.10.8 of the Credit Agreement is hereby amended in its entirety to read as follows:

            Intentionally Omitted.

          1.7    Subsection 9.10.10.    Subsection 9.10.10 of the Credit Agreement is hereby amended in its entirety to read as follows:

            Intentionally Omitted.

          1.8    Section 9.25.    Section 9.25 of the Credit Agreement is hereby amended in its entirety to read as follows:

            9.25.    Prepayments, Etc. of Indebtedness.    No Borrower will prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner any Indebtedness in excess of $3,000,000 in the aggregate in any fiscal year; provided, however, that the provisions of this Section 9.25 will not apply to (i) the prepayment of the Loans in accordance with the terms of this Agreement, or (ii) the prepayment of obligations under the Borrowers' internal cash management system substantially similar to the system in effect on the date of this Agreement.

          1.9    Subsection 11.1.5(a).    Subsection 11.1.5(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

            (a)  Any Borrower or any of its Material Subsidiaries fails to make any payment when due (after giving effect to any applicable grace periods) in respect of any Indebtedness (other than the Credit Obligations) outstanding in an aggregate amount of principal (whether or not due) and accrued interest exceeding $5,000,000;

          1.10    Schedule I.    Schedule I to the Credit Agreement is hereby replaced in its entirety with the Schedule I attached hereto.

        2.    Conditions to Effectiveness of this Third Amendment.    The effectiveness of this Third Amendment is subject to satisfaction, as reasonably determined in the Agent's sole discretion, of each of the following conditions precedent:

          2.1    Copy of Proof of Termination of Commercial Paper Facility.    The Borrowers shall provide to the Agent a true, correct and complete copy of executed documents satisfactory to the Agent evidencing the termination of the Commercial Paper Facility.

          2.2    Representations and Warranties.    The representations and warranties of the Borrowers shall be true and correct in all material respects on and as of the date hereof.

          2.3    Payment of Expenses.    The Borrowers shall reimburse the Agent for all of its expenses, including reasonable attorneys' fees, incurred in connection with this Third Amendment.

          2.4    No Event of Default.    No Event of Default, or default that with notice and/or the passage of time would become an Event of Default, shall have occurred and be continuing under the Credit Agreement.

        3.    General Provisions.

          3.1    No Other Modifications.    The Credit Agreement shall remain in full force and effect except as specifically amended by this Third Amendment.

          3.2    Definitions.    Capitalized terms, used but not defined herein, shall have the meanings given to such terms in the Credit Agreement, if defined therein.

          3.3    Severability.    Should any provision of this Third Amendment be deemed unlawful or unenforceable, said provision shall be deemed several and apart from all other provisions of this Third Amendment and all remaining provisions of this Third Amendment shall be fully enforceable.

          3.4    Governing Law.    This Third Amendment and the rights and obligations of the parties hereto shall be governed by, interpreted and enforced in accordance with the laws of the State of Colorado.

          3.5    Headings.    The captions or heading in this Third Amendment are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Third Amendment.

          3.6    Counterparts.    This Third Amendment may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Facsimile copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by facsimile, shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable.

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        IN WITNESS WHEREOF the parties have caused this Third Amendment to be executed as of the date set forth above.

BORROWERS:
CH2M HILL COMPANIES, LTD., an Oregon corporation
By:

Name:

Title:

CH2M HILL, INC., a Florida corporation
By:

Name:

Title:

OPERATIONS MANAGEMENT INTERNATIONAL, INC., a California corporation
By:

Name:

Title:

CH2M HILL INDUSTRIAL DESIGN CORPORATION, an Oregon corporation
By:

Name:

Title:

LENDERS:
WELLS FARGO BANK, N.A.
By:

Name:

Title:

HARRIS TRUST AND SAVINGS BANK
By:

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION
By:

Name:

Title:

THE BANK OF TOKYO-MITSUBISHI, LTD.
By:

Name:

Title:

BANK OF AMERICA, N.A.
By:

Name:

Title:

AGENT:
WELLS FARGO BANK, N.A.
By:

Name:

Title:

SCHEDULE 1

List of Bankers

Bank	Dollar Amount of Commitment and Percentage of Maximum Amount of Credit
Bank of America, N.A. IL 1-231-06-52 231 South LaSalle Street Chicago, IL 60697 Telephone: (213) 828-0940 Telecopier: (303) 974-0761 Attn: Helen Perry Vice President	$12,000,000 9.6%
The Bank of Tokyo-Mitsubishi, Ltd. 2300 Pacwest Center 1211 S.W. Fifth Avenue Portland, OR 97204 Telephone: (503) 222-3661 Telecopier: (503) 227-5372 Attn: Hiro Nakazawa Vice President	$19,000,000 15.2%
U.S. Bank National Association 950 17th Street, Suite 300 Denver, CO 80207 Telephone: (303) 585-4235 Telecopier: (303) 585-6273 Attn: Wesley G. Zepelin Vice President	$35,000,000 28%
Harris Trust and Savings Bank 111 West Monroe Street Chicago, IL 60603 Telephone: (312) 293-8353 Telecopier: (312) 293-5852 Attn: Shahrokh Z. Shah Managing Director	$23,000,000 18.4%
Wells Fargo Bank, National Association C7301-031 1740 Broadway Denver, CO 80274 Telephone: (303) 863-5180 Telecopier: (303) 863-6670 Attn: John Hall Vice President	$36,000,000 28.8%

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  Exhibit 10.38